2Q26 Earnings Results July 23, 2026

Forward-Looking Statements & Non-GAAP 2 Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. We caution that forward-looking statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control, including but not limited to the health of the national and local economies including the impact on the Company and its customers resulting from any adverse developments in real estate markets, inflation levels and interest rates; the impacts of the conflict in the Middle East on the national and global economies and markets; the impact of governmental monetary policy; the impacts of sanctions, tariffs and other trade policies of the United States and its global trading partners and tensions related to the same; the Company’s ability to maintain and grow its deposit base; loan demand and continued portfolio performance; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks that could affect our financial performance and our stock price; changes to valuations of the Company’s assets and liabilities including the allowance for credit losses, earning assets, and intangible assets; changes to the availability of liquidity sources including borrowing lines and the ability to pledge or sell certain assets; the Company's ability to attract and retain skilled employees; customers' service expectations; cyber security risks; the Company's ability to successfully deploy new technology; the success of acquisitions and branch expansion; operational risks including the ability to detect and prevent errors and fraud; the effectiveness of the Company’s enterprise risk management framework; litigation costs and outcomes; changes in laws, rules, regulations, or interpretations to which the Company is subject; the effects of severe weather events, pandemics, wildfires and other disasters, other public health crises, acts of war or terrorism, and other external events on our business. These and other important factors are detailed in various securities law filings made periodically by the Company, copies of which are available without charge on the SEC’s website at www.sec.gov and the on the investor relations section of the Company’s website at www.mypcbbank.com. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements. Any forward-looking statements presented herein are made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles, or GAAP. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are provided in the Non-GAAP Measures section of this presentation. References to the “Company,” “we,” or “us” refer to PCB Bancorp and references to the “Bank” refer to the Company’s subsidiary, PCB Bank.

Corporate Profile $29.94 Stock Price $421MM Market Cap $19.70-$30.84 52-Week Range 2.94% Dividend Yield PCB FootprintMarket Information (July 21, 2026) ❖ Founded in 2003 & Headquartered in Los Angeles ❖ 15 full-service branches & loan originators in 6 states 3 Shares Outstanding: 14,051,361

$0.44 $0.60 $0.69 $0.72 $0.80 $0.44 $2.62 $2.31 $2.12 $1.74 $2.58 $1.47 $17.24 $22.94 $24.46 $25.30 $27.41 $28.40 $18.21 $19.62 $20.49 $22.55 $23.49 $(5.00) $- $5.00 $10.00 $15.00 $20.00 $25.00 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2021 2022 2023 2024 2025 06/26 YTD Cash Dividend/Diluted EPS & BV/TCE Per Share Cash Dividend Per Share Diluted EPS BV Per Share TCE Per Share $40.1 $35.0 $30.7 $25.8 $37.5 $21.2 $52.4 $53.0 $43.1 $39.7 $56.5 $31.0 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2021 2022 2023 2024 2025 06/26 YTD Net Income/PTPP Income ($mm) Net Income PTPP Income Historical Performance $1.73 $2.05 $2.32 $2.63 $2.82 $2.93 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2021 2022 2023 2024 2025 Jun-26 Held - For - Investment Loans ($bn) $1.87 $2.05 $2.35 $2.62 $2.80 $2.92 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2021 2022 2023 2024 2025 Jun-26 Deposits ($ bn) CAGR +13.0% CAGR +10.6% (1), (2)(1) (2) Annualized +7.9% Annualized +9.1% (1) At period end. (2) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for reconciliations of these measures to their most comparable GAAP measures. 4

2Q26 Highlights 5 Operating Results • Net income available to common shareholders: $10.4 million ($0.73 per diluted share) • Return on Average Assets (“ROAA”): 1.24% • Return on Average Equity (“ROAE”): 10.55% • Return on Average TCE (“ROATCE”)(2): 12.65% • Net interest margin: 3.33% • Efficiency ratio(1): 49.23% Loans • Loans held-for-investment (“HFI loans”): $2.93 billion • Average loan yield: 6.38% • Total loans to deposits ratio: 100.42% • Quarterly loan production: $167.4 million Asset Quality • ACL on loans: $34.7 million • ACL on loans to HFI loans: 1.18% • Total past due & still accruing loans: $394 thousand (0.01% of HFI loans) • Non-performing assets (“NPAs”): $8.7 million (0.30% of HFI loans) Deposits • Total deposits: $2.92 billion • Core deposits(2): $1.86 billion (63.5% of total deposits) • Noninterest-bearing deposits: $569.4 million (19.5% of total deposits) • Cost of average interest-bearing deposits: 3.76% • Cost of total deposits: 3.05% Capital & Liquidity • Quarterly cash dividend: $0.22 per share • Book value per share: $28.40 • TCE per share(2): $23.49 • Repurchased shares: 141,434 shares @ WA repurchase price of $25.47 • Maintained available borrowing capacity: $1.83 billion (52.6% of total assets) (1) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income. (2) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation to most comparable GAAP measure.

Selected Financials

($ in Thousands, Except Per Share Data)	As of or For the Three Months Ended 6/30/26	3/31/26	6/30/25	Compared to 3/31/26 Amount	Percentage	Compared to 6/30/25 Amount	Percentage
Income Statement Summary:							
Interest Income	$ 50,040	$ 48,831	$ 49,308	$ 1,209	2.5%	$ 732	1.5%
Interest Expense	22,546	22,021	23,318	525	2.4%	(772)	-3.3%
Net Interest Income	27,494	26,810	25,990	684	2.6%	1,504	5.8%
Noninterest Income	3,203	3,374	3,297	(171)	-5.1%	(94)	-2.9%
Noninterest Expense	15,113	14,814	14,829	299	2.0%	284	1.9%
Provision for Credit Losses	926	467	1,787	459	98.3%	(861)	-48.2%
Pretax Income	14,658	14,903	12,671	(245)	-1.6%	1,987	15.7%
Income Tax Expense	4,151	4,250	3,600	(99)	-2.3%	551	15.3%
Net Income	10,507	10,653	9,071	(146)	-1.4%	1,436	15.8%
Preferred Stock Dividends	87	86	87	1	1.2%	0	0.0%
Net Income Available to Common Shareholders	10,420	10,567	8,984	(147)	-1.4%	1,436	16.0%
Diluted EPS	$ 0.73	$ 0.74	$ 0.62	$ (0.01)	-1.4%	$ 0.11	17.7%
Selected Balance Sheet Items:							
HFI loans	$ 2,932,019	$ 2,873,551	$ 2,795,309	$ 58,468	2.0%	$ 136,710	4.9%
HFS loans	2,937	3,604	8,133	(667)	-18.5%	(5,196)	-63.9%
Total Deposits	2,922,659	2,887,980	2,822,915	34,679	1.2%	99,744	3.5%
Total Assets	3,470,124	3,396,193	3,305,589	73,931	2.2%	164,535	5.0%
Shareholders' Equity	400,463	396,718	376,500	3,745	0.9%	23,963	6.4%
TCE (1), (2)	331,322	327,577	307,359	3,745	1.1%	23,963	7.8%
Key Metrics:							
BV Per Share	$ 28.40	$ 27.88	$ 26.26	$ 0.52	1.9%	$ 2.14	8.1%
TCE Per Share (1)	$ 23.49	$ 23.02	$ 21.44	$ 0.47	2.0%	$ 2.05	9.6%
ROAA (2)	1.24%	1.30%	1.13%	-0.06%		0.11%	
Return on Average Equity ("ROAE") (2)	10.55%	10.95%	9.76%	-0.40%		0.79%	
ROATCE (1), (2)	12.65%	13.17%	11.87%	-0.52%		0.78%	
Net Interest Margin (2)	3.33%	3.36%	3.33%	-0.03%		0.00%	
Efficiency Ratio (3)	49.23%	49.08%	50.63%	0.15%		-1.40%	

(1) Not presented in accordance with GAAP. See "Non-GAAP Financial Measures" for reconciliations of these measures to their most comparable GAAP measures.
(2) Annualized.
(3) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income.

PCB BANCORP

6

Loan Overview 7 $1,661 $1,752 $1,815 $1,886 $1,878 $1,904 $1,953 $2,038 $407 $473 $495 $493 $465 $509 $521 $495$398 $404 $418 $416 $410 $408 $399 $399 $2,466 $2,629 $2,728 $2,795 $2,753 $2,820 $2,874 $2,932 - 500 1,000 1,500 2,000 2,500 3,000 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 HFI Loan Trend ($mm) Commercial Real Estate Commercial & Industrial Consumer Commercial Property 38% Business Property 24% Multifamily 7% Construction 0% Commercial & Industrial 17% Consumer 14% HFI Loan Composition June 30, 2026 $2.93B $1,100 $1,175 $1,220 $1,274 $1,264 $1,285 $1,318 $1,356 282% 297% 304% 313% 306% 308% 310% 315% 0% 50% 100% 150% 200% 250% 300% 300 500 700 900 1,100 1,300 1,500 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Commercial Real Estate (1) Loan Trend ($mm) CRE Loans % to the Bank's Total Risk-Based Capital (1) Per federal regulatory definition in the Commercial Real Estate (“CRE”) Concentration Guidance. YoY +4.9%

Loan Production & Rate/Yield Analysis 8 $9 $28 $44 $5 $23 $39 $30$30 $80 $62 $55 $41 $48 $45 $71 $163 $122 $72 $50 $91 $91 $58 $66 $195 $211 $161 $149 $137 $161 $142 $167 7.56% 7.23% 7.04% 6.97% 7.36% 6.50% 6.35% 6.32% -8% -6% -4% -2% 0% 2% 4% 6% 8% 0 50 100 150 200 250 300 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 New Production (1) by Rate Type ($mm) Fixed Hybrid Variable WA Rate Fixed (WA Rate: 5.76%) 18% Variable (WA Rate: 6.82%) 42% Hybrid (WA Rate: 5.67%) 40% HFI Loans Interest Rate Mix 18% 18% 18% 18% 18% 18% 18% 18% 38% 37% 38% 38% 40% 40% 39% 39% 44% 45% 44% 44% 42% 43% 43% 43% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 HFI Loans Interest Rate Mix Trend Fixed Hybrid Variable Repricing Schedule (06/30/26) HFI Loans HFS Loans Total Loans ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate 3 Months or Less $ 1,224,947 6.58% $ 2,937 8.17% $ 1,227,884 6.59% 3 to 12 Months 432,241 4.92% 0 432,241 4.92% 1 to 3 Years 376,352 6.25% 0 376,352 6.25% 3 to 5 Years 847,100 6.24% 0 847,100 6.24% More than 5 Years 51,379 5.03% 0 51,379 5.03% Total $ 2,932,019 6.17% $ 2,937 8.17% $ 2,934,956 6.17% Loan Yield Analysis 2Q26 06/26 YTD ($ in thousands) Amount(2) Yield(3) Amount(2) Yield(3) Average Carrying Value $ 2,885,996 $ 2,863,467 Interest on Loans $ 44,945 6.25% $ 88,559 6.24% Fee (Cost) 266 0.04% 558 0.04% Prepayment Penalty & Late Charges 91 0.01% 152 0.01% Discount (Premium) 584 0.08% 1,101 0.08% Total Interest & Fees $ 45,886 6.38% $ 90,370 6.36% (1) Total commitment basis. (2) Include both HFI and HFS loans. (3) Annualized.

Loan Concentration

Commercial Real Estate Loans by Property Type (6/30/26)

						Maturing			
($ in thousands)	Amount	% to Total	Count	WA LTV[1]	WA Rate	1 Year or Less	1 to 3 Years	3 to 5 Years	Over 5 Years
Retail (More Than 50%)	$ 452,265	22.2%	347	47.9%	5.95%	$ 38,803	$ 94,847	$ 172,650	$ 145,965
Industrial	294,972	14.5%	167	47.5%	5.87%	37,391	59,694	120,600	77,287
Mixed Use	203,103	10.0%	154	45.9%	6.00%	27,302	51,778	56,806	67,217
Apartments	188,895	9.3%	73	54.5%	5.46%	11,334	74,996	60,107	42,458
Motel & Hotel	159,419	7.8%	97	45.8%	6.84%	9,899	40,878	43,860	64,782
Office	159,384	7.8%	68	53.3%	6.24%	25,947	23,433	62,222	47,782
Gas Station	124,164	6.1%	127	47.3%	6.82%	12,762	30,569	17,768	63,065
Medical	63,000	3.1%	30	44.2%	6.68%	15,750	31,884	5,198	10,168
Commercial Condominium	51,262	2.5%	45	49.3%	6.08%	10,213	6,749	19,078	15,222
Golf Course	46,838	2.3%	8	36.9%	6.04%	5,156	7,322	33,917	443
Nursing Facility	44,190	2.2%	10	49.8%	6.52%	0	17,925	25,934	331
Auto (Sales, Repair & etc.)	37,806	1.9%	30	49.9%	6.38%	0	20,632	10,988	6,186
Car Wash	34,698	1.7%	26	47.3%	6.36%	5,258	5,443	12,500	11,497
Spa, Sauna & Other Self-Care	33,432	1.6%	8	48.2%	6.19%	0	7,857	17,409	8,166
Wholesale	27,160	1.3%	16	40.1%	5.72%	2,138	3,593	13,261	8,168
Church	18,805	0.9%	19	36.2%	6.54%	764	530	7,497	10,014
Others	98,323	4.8%	74	51.7%	6.43%	15,302	10,564	39,630	32,827
Total	**$ 2,037,716**	**100.0%**	**1,299**	48.2%	**6.13%**	**$ 218,019**	**$ 488,694**	**$ 719,425**	**$ 611,578**

Commercial Real Estate Loans Geographic Concentration (6/30/26)



Los Angeles County 60%
Orange County 9%
San Bernardino County 4%
Riverside County 3%
Other CA Counties 1%
NY/NJ 7%
Northern CA Counties 1%
Texas 7%
Washington 3%
Other States 5%

Residential Mortgage Loans (6/30/26)

($ in thousands)	Amount	WA LTV[1]	WA FICO
Residential Mortgage	$ 393,414	57.3%	762

(1) Collateral value at origination.

PCB BANCORP
9

Loan Concentration 10 Carrying Value % to Total WA Rate WA Month to Maturity($ in thousands) Finance & Insurance $ 133,112 26.9% 6.15% 5 General Manufacturing & Wholesale Trade 116,776 23.6% 6.55% 40 Retail Trade 56,015 11.3% 6.91% 31 Food Services 54,377 11.0% 7.35% 34 Real Estate Related 51,763 10.5% 6.75% 16 Arts, Entertainment, & Recreation 22,849 4.6% 7.28% 10 Professional, Scientific, & Technical Services 18,836 3.8% 7.03% 15 Transportation & Warehousing 11,535 2.3% 7.26% 27 Other Services 6,996 1.4% 7.11% 23 Health Care & Social Assistance 6,846 1.4% 6.74% 51 All Other 15,839 3.2% 6.97% 266 Total $ 494,944 100.0% 6.69% 31 Los Angeles County 43% Orange County 17% Other CA Counties 8% Northern CA Counties 4% San Bernardino County 2% Riverside County 1% Georgia 7% NY/NJ 6% Texas 4% Other States 8% Commercial & Industrial Loans Geographic Concentration (6/30/26) Commercial & Industrial Loans by Industry Type (6/30/26)

Credit Quality & Peer(1) Comparison 11 $7.1 $4.7 $6.2 $8.9 $8.2 $7.9 $9.3 $8.7 0 1 2 3 4 5 6 7 8 9 10 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 NPAs ($mm) 0.24% 0.15% 0.20% 0.27% 0.24% 0.24% 0.27% 0.25% 0% 0% 0% 0% 0% 0% 0% Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 NPAs to Total Assets 1.17% 1.16% 1.17% 1.20% 1.20% 1.18% 1.18% 1.18% 1% 1% 1% 1% 1% Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 ACL on Loans to HFI Loans 437% 653% 511% 376% 404% 422% 415% 398% 0 1 2 3 4 5 6 7 8 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 ACL on Loans to Non - Performing HFI Loans 2.19% 2.06% 1.87% 0.95% 0.79% 0.79% 0.55% 0.30% 0.19% 0% 1% 1% 2% 2% 3% Open CBB USM Hope Peer Woori Shinhan PCB Hanmi NPAs / (Total Loans + OREO) (2) June 30, 2026 Peer Information: March 31, 2026 1.45% 1.35% 0.86% 0.30% 0.29% 0% 0% 0% 1% 1% 1% 1% 1% 2% CBB Hope Open PCB Hanmi Classified Assets to Total Assets (4) June 30, 2026 Peer Information: March 31, 2026 (1) Korean-American banks operating in Southern California. (2) Source: UBPR. (3) PCB Bank’s Peer Group per UBPR. (4) Source: press releases concerning financial performance. (3)

Deposits 12 $540 $548 $564 $576 $551 $566 $570 $569 $492 $467 $513 $551 $669 $676 $681 $707 $1,073 $1,099 $1,185 $1,205 $1,252 $1,223 $1,260 $1,281 $355 $502 $452 $491 $441 $341 $376 $366 $2,460 $2,616 $2,714 $2,823 $2,914 $2,795 $2,888 $2,923 - 500 1,000 1,500 2,000 2,500 3,000 3,500 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Deposit Trend ($mm) Noninterest DDA Retail Other Interest-Bearing Retail Time Deposits Wholesale Deposits Noninterest DDA 19% Retail Other Interest - Bearing 24% Retail Time Deposits 44% Wholesale Deposits 13% Deposit Composition $2.92B $1,525 $1,508 $1,610 $1,683 $1,801 $1,806 $1,827 $1,855 62% 58% 59% 60% 62% 65% 63% 63% 0% 10% 20% 30% 40% 50% 60% 70% 80% $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 $2,300 $2,500 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Core Deposits (1) ($mm) Core Deposits % to Total Deposits (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation of this measure to its most comparable GAAP measure. YoY +3.5% Time Deposit Maturity Schedule (6/30/26) Retail Wholesale Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate 3 Months or Less $ 362,289 4.06% $ 120,000 3.56% $ 482,289 3.94% 3 to 6 Months 361,902 3.87% 150,000 3.89% 511,902 3.88% 6 to 9 Months 355,769 3.86% 25,829 3.70% 381,598 3.85% 9 to 12 Months 198,912 3.86% 70,000 4.01% 268,912 3.90% More than 12 Months 1,650 3.02% 0 1,650 3.02% Total $ 1,280,522 3.92% $ 365,829 3.79% $ 1,646,351 3.89%

Profitability 13 $7.8 $7.0 $7.7 $9.1 $11.4 $9.2 $10.7 $10.5 $10.7 $12.3 $12.4 $14.5 $15.5 $14.1 $15.4 $15.6 0 2 4 6 8 10 12 14 16 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Net Income PTPP $0.52 $0.46 $0.53 $0.62 $0.78 $0.64 $0.74 $0.73 $0.72 $0.83 $0.85 $1.00 $1.07 $0.98 $1.07 $1.09 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Diluted EPS Adjusted Diluted EPS 1.08% 0.94% 1.01% 1.13% 1.35% 1.11% 1.30% 1.24% 1.49% 1.64% 1.62% 1.80% 1.84% 1.70% 1.87% 1.84% 0% 0% 0% 1% 1% 1% 1% 1% 2% 2% 2% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 ROAA Adjusted ROAA 8.70% 7.69% 8.53% 9.76% 11.92% 9.45% 10.95% 10.55% 11.95% 13.46% 13.66% 15.56% 16.21% 14.48% 15.80% 15.65% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 ROAE Adjusted ROAE Net Income & PTPP (1) Income ($mm) Diluted EPS & Adjusted Diluted EPS (1) ROAA & Adjusted ROAA (1) ROAE & Adjusted ROAE (1) (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for reconciliations of these measures to its most comparable GAAP measures.

Noninterest Income & Expense 14 $13.5 $24.5 $16.6 $26.9 $29.0 $13.2 $21.8 $17.1$19.8 $39.3 $26.4 $31.0 $38.8 $18.1 $13.4 $21.3 8.8% 7.8% 7.3% 6.5% 6.4% 5.8% 7.2% 8.4% 5.6% 4.7% 5.3% 5.4% 5.6% 4.9% 6.5% 7.1% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 0 10 20 30 40 50 60 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 SBA 7(A) Loans ($mm) Sold Production Premium % Gain % $8.8 $8.4 $9.1 $8.8 $9.3 $9.3 $9.7 $9.6 $5.8 $5.5 $5.4 $6.0 $5.6 $5.7 $5.1 $5.6 2.04% 1.86% 1.87% 1.84% 1.77% 1.82% 1.78% 1.78% 0% 1% 1% 2% 2% 3% 0 5 10 15 20 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Noninterest Expense Trend ($mm) Compensation All Other Expenses % to Average Total Assets 57.6% 53.0% 53.9% 50.6% 48.9% 51.5% 49.1% 49.2% 64.7% 64.4% 59.7% 58.5% 57.6% 57.8% 57.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Efficiency Ratio (2) PCB Peer Average 264 262 257 266 270 264 264 274 200 210 220 230 240 250 260 270 280 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Number of FTE (3) Employees $1.8 $1.8 $1.7 $1.8 $1.8 $1.9 $2.0 $2.0 $0.8 $1.2 $0.9 $1.5 $1.6 $0.6 $1.4 $1.2 29% 38% 34% 44% 47% 25% 42% 37% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% 0 1 1 2 2 3 3 4 4 5 5 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Noninterest Income Trend ($mm) All Other Income Gain on Sale of Loans % of Gain on Sale of Loans (1) Annualized. (2) Calculated by dividing noninterest expense by the sum of net interest income and noninterest income. Peer average data from UBPR. (3) Full-time equivalent. (1)

Net Interest Margin 15 3.36% 3.33% + 0.04% - 0.07% +0.03% - 0.03% 3.20% 3.25% 3.30% 3.35% 3.40% 3.45% 1Q26 Loan Yield Other Earning Assets Yield Int-Bearing Liabilities Cost Balance Sheet Mix 2Q26 Quarter - over - Quarter Impact to Net Interest Margin (1) 6.82% 6.63% 6.59% 6.56% 6.58% 6.44% 6.35% 6.38% 3.25% 3.18% 3.28% 3.33% 3.28% 3.28% 3.36% 3.33% 4.85% 4.59% 4.28% 4.14% 4.10% 3.98% 3.82% 3.76%3.79% 3.61% 3.45% 3.35% 3.34% 3.23% 3.11% 3.07% 5.26% 4.65% 4.33% 4.33% 4.29% 3.90% 3.64% 3.63% 3% 3% 4% 4% 5% 5% 6% 6% 7% 7% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Yield & Cost (1) Loan Yield Net Interest Margin Cost of Interest-Bearing Liabilities Cost of Funds Average Fed Funds Rate (1) Annualized.

Capital 16 11.89% 11.41% 13.75% 14.98% 11.54% 13.35% 13.35% 14.58% 5.00% 6.50% 8.00% 10.00% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Regulatory Capital Ratios Consolidated Bank Minimum Requirement For Well-Capitalized $25.39 $25.30 $25.78 $26.26 $26.93 $27.41 $27.88 $28.40 $20.55 $20.49 $20.97 $21.44 $22.09 $22.55 $23.02 $23.49 $18 $20 $22 $24 $26 $28 $30 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Book Value/TCE Per Share (1) BV Per Share TCE Per Share 12.54% 11.87% 11.65% 11.39% 11.43% 11.89% 11.68% 11.54% 10.14% 9.62% 9.48% 9.30% 9.38% 9.78% 9.65% 9.55% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Total Equity/TCE to Total Assets (1) Total Equity to Total Assets TCE to Total Assets (1) Not presented in accordance with GAAP. See “Non-GAAP Financial Measures” for a reconciliation of this measure to its most comparable GAAP measure.

Non-GAAP Financial Measures 17 To supplement the financial information presented in accordance with GAAP, we use certain non-GAAP financial measures. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. Risks associated with non-GAAP measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. In the information below, we provide reconciliations of the non-GAAP financial measures used in this presentation to the most direct comparable GAAP measures. Core Deposits Core Deposits is a non-GAAP measure that we use to measure the portion of our total deposits that is thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. We track core deposits because we believe it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. TCE, ROATCE, TCE Per Share and TCE to Total Assets TCE, ROATCE, TCE per share and TCE to total assets are non-GAAP measures that we use to measure the Company’s performance. We calculated TCE as total shareholders’ equity excluding preferred stock. Management believes the non-GAAP measures provide useful supplemental information and a clearer understanding of the Company’s performance. PTPP Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses.

Non-GAAP Financial Measures

The following table reconciles core deposits to its most comparable GAAP measure:

($ in thousands)		Sep-24	Dec-24	Mar-25	Jun-25	Sep-25	Dec-25	Mar-26	Jun-26
Total Deposits	(a)	$ 2,459,682	$ 2,615,791	$ 2,714,399	$ 2,822,915	$ 2,913,502	$ 2,795,412	$ 2,887,980	$ 2,922,659
Less: Time Deposits Greater Than $250K		640,166	665,124	712,458	709,160	731,517	708,633	805,074	821,708
Less: Brokered Deposits		295,080	442,284	392,284	431,001	381,001	280,541	256,370	245,830
Core Deposits	(b)	$ 1,524,436	$ 1,508,383	$ 1,609,657	$ 1,682,754	$ 1,800,984	$ 1,806,238	$ 1,826,536	$ 1,855,121
Core Deposits to Total Deposits	(b)/(a)	62.0%	57.7%	59.3%	59.6%	61.8%	64.6%	63.2%	63.5%

The following table reconciles ROATCE to its most comparable GAAP measure:

($ in thousands)		3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26
Average Total Shareholders' Equity	(a)	$ 357,376	$ 363,828	$ 367,710	$ 372,629	$ 379,834	$ 387,540	$ 394,574	$ 399,468
Less: Average Preferred Stock		69,141	69,141	69,141	69,141	69,141	69,141	69,141	69,141
Average TCE (Non-GAAP)	(b)	$ 288,235	$ 294,687	$ 298,569	$ 303,488	$ 310,693	$ 318,399	$ 325,433	$ 330,327
Net Income	(c)	$ 7,814	$ 7,030	$ 7,735	$ 9,071	$ 11,412	$ 9,234	$ 10,653	$ 10,507
ROAE [1]	(c)/(a)	8.70%	7.69%	8.53%	9.76%	11.92%	9.45%	10.95%	10.55%
Net Income Available to Common Shareholders	(d)	$ 7,468	$ 6,684	$ 7,695	$ 8,984	$ 11,326	$ 9,148	$ 10,567	$ 10,420
ROATCE (Non-GAAP)[1]	(d)/(b)	10.31%	9.02%	10.45%	11.87%	14.46%	11.40%	13.17%	12.65%

The following table reconciles TCE per share and TCE to total assets to their most comparable GAAP measures:

($ in thousands, except per share data)		Sep-24	Dec-24	Mar-25	Jun-25	Sep-25	Dec-25	Mar-26	Jun-26
Total Shareholders' Equity	(a)	$ 362,300	$ 363,814	$ 370,864	$ 376,500	$ 384,501	$ 392,026	$ 396,718	$ 400,463
Less: Preferred Stock		69,141	69,141	69,141	69,141	69,141	69,141	69,141	69,141
TCE (Non-GAAP)	(b)	$ 293,159	$ 294,673	$ 301,723	$ 307,359	$ 315,360	$ 320,885	$ 327,577	$ 331,322
Outstanding Shares	(c)	14,266,725	14,380,651	14,387,176	14,336,602	14,277,164	14,230,428	14,231,423	14,102,189
Book Value Per Share	(a)/(c)	$ 25.39	$ 25.30	$ 25.78	$ 26.26	$ 26.93	$ 27.41	$ 27.88	$ 28.40
TCE Per Share (Non-GAAP)	(b)/(c)	$ 20.55	$ 20.49	$ 20.97	$ 21.44	$ 22.09	$ 22.55	$ 23.02	$ 23.49
Total Assets	(d)	$ 2,889,833	$ 3,063,971	$ 3,183,758	$ 3,305,589	$ 3,363,506	$ 3,281,771	$ 3,396,193	$ 3,470,124
Total Shareholders' Equity to Total Assets	(a)/(d)	12.54%	11.87%	11.65%	11.39%	11.43%	11.88%	11.68%	11.54%
TCE to Total Assets (Non-GAAP)	(b)/(d)	10.14%	9.62%	9.48%	9.30%	9.38%	9.78%	9.65%	9.55%

(1) Annualized.

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Non-GAAP Financial Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP

($ in thousands)		3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26
Net Income	(a)	$ 7,814	$ 7,030	$ 7,735	$ 9,071	$ 11,412	$ 9,235	$ 10,653	$ 10,507
Add: Provision (Reversal) for Credit Losses		50	2,002	1,598	1,787	(381)	1,024	467	926
Add: Income Tax Provision		2,873	3,281	3,056	3,600	4,492	3,887	4,250	4,151
PTPP Income (Non-GAAP)	(b)	$ 10,737	$ 12,313	$ 12,389	$ 14,458	$ 15,523	$ 14,146	$ 15,370	$ 15,584
Average Total Assets	(c)	$ 2,866,707	$ 2,980,641	$ 3,097,516	$ 3,226,395	$ 3,354,588	$ 3,307,828	$ 3,326,328	$ 3,403,552
ROAA [2]	(a)/(c)	1.08%	0.94%	1.01%	1.13%	1.35%	1.11%	1.30%	1.24%
Adjusted ROAA (Non-GAAP)[2]	(b)/(c)	1.49%	1.64%	1.62%	1.80%	1.84%	1.70%	1.87%	1.84%
Average Total Shareholders' Equity	(d)	$ 357,376	$ 363,828	$ 367,710	$ 372,629	$ 379,834	$ 387,540	$ 394,574	$ 399,468
ROAE [2]	(a)/(d)	8.70%	7.69%	8.53%	9.76%	11.92%	9.45%	10.95%	10.55%
Adjusted ROAE (Non-GAAP)[2]	(b)/(d)	11.95%	13.46%	13.66%	15.56%	16.21%	14.48%	15.80%	15.65%
Net Income available to common shareholders		$ 7,468	$ 6,684	$ 7,695	$ 8,984	$ 11,326	$ 9,148	$ 10,567	$ 10,420
Less: Income Allocated to Participating Securities		(11)	(16)	(61)	(72)	(91)	(73)	(64)	(63)
Net Income Allocated to Common Stock	(e)	7,457	6,668	7,634	8,912	11,235	9,075	10,503	10,357
Add: Provision for Loan Losses		50	2,002	1,598	1,787	(381)	1,024	467	926
Add: Income Tax Provision		2,873	3,281	3,056	3,600	4,492	3,887	4,250	4,151
PTPP Income Allocated to Common Stock	(f)	$ 10,380	$ 11,951	$ 12,288	$ 14,299	$ 15,346	$ 13,986	$ 15,220	$ 15,434
WA common shares outstanding, diluted	(g)	14,356,384	14,406,756	14,403,769	14,326,011	14,325,956	14,235,867	14,238,226	14,220,414
Diluted EPS	(e)/(g)	$ 0.52	$ 0.46	$ 0.53	$ 0.62	$ 0.78	$ 0.64	$ 0.74	$ 0.73
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.72	$ 0.83	$ 0.85	$ 1.00	$ 1.07	$ 0.98	$ 1.07	$ 1.09

($ in thousands)	2021	2022	2023	2024	2025
Net Income	$ 40,103	$ 34,987	$ 30,705	$ 25,810	$ 37,453
Add: Provision (Reversal) for Credit Losses[1]	(4,596)	3,602	(132)	3,401	4,028
Add: Income Tax Provision	16,856	14,416	12,557	10,476	15,035
PTPP Income (Non-GAAP)	$ 52,363	$ 53,005	$ 43,130	$ 39,687	$ 56,516

(1) Provision (reversal) for credit losses does not include provision (reversal) for off-balance sheet credit exposures for years ended December 31, 2021 and 2022.
(2) Annualized.

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